Exhibit 32


                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on Form 10-Q of Peapack-Gladstone Financial Corporation, (the "Corporation") for the quarterly period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Frank A. Kissel, as Chief Executive Officer of the Corporation, and Arthur F. Birmingham, as Chief Financial Officer, each hereby certifies, pursuant to 18 U.S.C. (section) 1350, as adopted pursuant to (section) 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Corporation.




/s/ Frank A. Kissel
----------------------------------
Name:  Frank A. Kissel
Title: Chief Executive Officer
Date:  November 7, 2006





/s/ Arthur F. Birmingham
----------------------------------
Name:  Arthur F. Birmingham
Title: Chief Financial Officer
Date:  November 7, 2006



                                       29